UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 22, 2024

PROTAGENIC THERAPEUTICS, INC.

 (Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Protagenic Therapeutics, Inc. Common Stock	PTIX	Nasdaq
Protagenic Therapeutics, Inc. Common Stock Warrants	PTIXW	Nasdaq

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On Wednesday, May 22, 2024, Protagenic Therapeutics, Inc. (“the Company”) received a deficiency letter (the “Notification Letter”) from the Nasdaq Listing Qualifications (“Nasdaq”) stating that it is not in compliance with the minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b)(1) for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires that companies listed on The Nasdaq Capital Market with a market value of listed securities of less than $35,000,000 and annual net income of less than $500,000 maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). Based on the information provided in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, the Company no longer meets the Stockholders’ Equity Requirement.

The Notification Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market and, at this time, the common stock will continue to trade on the Nasdaq Capital Market under the symbol “PTIX”.

The Notification Letter states that the Company has 45 calendar days, or until July 8, 2024, to submit a plan to regain compliance with the Stockholders’ Equity Requirement (the “Compliance Plan”). If the Compliance Plan is determined to be acceptable to Nasdaq, Nasdaq would have the discretion to grant the Company an extension of 180 calendar days from the date of the Notification Letter to regain compliance with the Stockholders’ Equity Requirement.

The Company is working on addressing this issue through multiple mechanisms, including potential collaborations and various capital raising avenues, and anticipates submitting a plan to regain compliance within the given timeframe.

There can be no assurance that the Compliance Plan will be accepted or that, if it is, the Company will be able to regain compliance. If Nasdaq does not accept the Compliance Plan, Nasdaq will provide written notification to the Company that the Compliance Plan has been rejected and that the Company’s common stock is subject to delisting. At that time, the Company may appeal Nasdaq’s determination to a Nasdaq Hearing Panel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: May 24, 2024	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer

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